UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2018

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The Simply Good Foods Company
(Exact name of registrant as specified in its charter)

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DELAWARE	001-38155	82-1038121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2018, the compensation committee of the board of directors of The Simply Good Foods Company (the “Company”) approved The Simply Good Foods Company Executive Severance Compensation Plan (the “Plan”). Under the Plan and applicable participant agreement, Todd Cunfer (the Company’s Chief Financial Officer) and C. Scott Parker (the Company’s Chief Marketing Officer) will be entitled to receive a severance amount equal to 1.5 times the sum of (a) the executives’ annual base salary, (b) the executive’s annual target bonus amount, and (c) the cost of one-year of COBRA coverage for the executive, if the executive’s employment with the Company is terminated without Cause (as defined in the Plan) or the executive resigns from the Company for Good Reason (as defined in the Plan) (each a “Qualifying Termination”). Any severance amount that any such executive will be entitled to receive under the Plan would payable in 18 equal monthly installments.

In addition, under the Plan, is any such executive becomes subject to a Qualifying Termination within 12 month of a Protected Change in Control (as defined in the Executive Severance Plan), then the executive’s unvested equity awards will be subject to immediate vesting, with awards subject to performance-based metrics vesting based on the greater of (x) the target performance, prorated to reflect the duration of the performance period through the Protected Change in Control, or (y) the actual performance achieved through the date of the Protected Change in Control.

Each executive’s right to severance or immediate vesting under the Plan is subject to the executive’s execution and non-revocation of a general release of claims against the Company and the executive’s compliance with certain obligations of the executive set forth in the executive’s participation agreement, including confidentiality, non-competition, non-solicitation, non-disparagement and cooperation obligations.

The foregoing description of the Plan and applicable participation agreements do not purport to be complete and is qualified in its entirety by reference to the full text of the Plan and the form of Participation Agreement, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	The Simply Good Foods Company Executive Severance Pay Plan
10.2	The Simply Good Foods Company Executive Severance Pay Plan, Tier I Participation Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 27, 2018	By:	/s/ Todd E. Cunfer
		Name:	Todd E. Cunfer
		Title:	Chief Financial Officer
(Principal Financial Officer)